UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On September 18, 2008, Provident Financial Holdings, Inc. (“Corporation”), the holding company for Provident Savings Bank, F.S.B., announced that the Bank has opened a new retail/business banking office in Moreno Valley, California.  The branch is located at 16110 Perris Boulevard, Suite K in a new shopping center known as Iris Plaza.  The area is a rapidly developing part of Riverside County with many residential communities in the immediate vicinity.  The new Moreno Valley branch is the Bank’s 14th full-service branch.  A copy of the news release on the above subject is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

99.1	News Release regarding the opening of the Bank’s newest branch in Moreno Valley, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2008	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/Donavon P. Ternes
Donavon P. Ternes
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT 99.1

3756 Central Ave. Riverside, CA 92506 (951) 686-6060	NEWS RELEASE

Provident Bank Opens a New Branch in Moreno Valley

Riverside, Calif. – September 18, 2008 – Provident Financial Holdings, Inc. (“Company”), NASDAQ GSM: PROV, the holding company for Provident Savings Bank, F.S.B. (“Bank”), today announced that the Bank has opened a new retail/business banking office in Moreno Valley, California.  The branch is located at 16110 Perris Boulevard, Suite K in a new shopping center known as Iris Plaza.  The area is a rapidly developing part of Riverside County with many residential communities in the immediate vicinity.  The new Moreno Valley branch is the Bank’s 14th full-service branch.

“This is the second branch in a community where we have strong ties,” said Craig G. Blunden, Chairman, President and Chief Executive Officer of the Company.  “We have participated in the growth of Moreno Valley since the late 1970’s when we opened our first branch and are confident that we made a wise decision to expand our commitment to the city.”

Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

Contacts:	Craig G. Blunden	Donavon P. Ternes
	Chairman, President & CEO	Executive Vice President, COO & CFO